SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): JULY 19, 2001



                           UCAR INTERNATIONAL INC.
            (Exact name of registrant as specified in its charter)



         DELAWARE                    1-13888                  06-1385548
      (State or Other        (Commission File Number)      (I.R.S. Employee
      Jurisdiction of                                   Identification Number)
      Incorporation)



         3102 WEST END AVENUE, SUITE 1100, NASHVILLE, TENNESSEE 37203 (Address of Principal Executive Offices, Including Zip Code)



       Registrant's telephone number, including area code: 615-760-8227




                                 Not Applicable
        (Former Name or Former Address, if Changed Since Last Report)





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ITEM 5. OTHER EVENTS.

            The Registrant hereby incorporates by reference the contents of the press release of the Registrant dated July 19, 2001, filed herewith as Exhibit 99.1.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c)   Exhibits.

              99.1      Press Release of UCAR  International  Inc.  dated July
                        19, 2001.





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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    UCAR INTERNATIONAL INC.



Date: July 19, 2001                 By:   /s/ Corrado F. De Gasperis
                                        -------------------------------------
                                        Corrado F. De Gasperis
                                        Vice   President,    Chief   Financial
                                        Officer and Chief Information Officer




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                                  EXHIBIT INDEX

              99.1      Press Release of UCAR International Inc. dated July
                        19, 2001.